PROMISSORY NOTE

$787,500.00 March 31, **2021**

FOR VALUE RECEIVED, the undersigned, **GVEST FINANCE LLC**, a North Carolina limited liability company (the "Borrower"), promises to pay to the order of **WILLIAM HOWARD O'QUINN** (together with his heirs, successors and assigns, the "Lender"), having an address of 111 Pine Lake Drive, Brunswick, GA 31525 (or such other address as Lender may from time to time designate in writing), the principal sum of Seven Hundred Eighty-Seven Thousand Five Hundred and No/100 Dollars ($787,500.00) (the "Principal Sum") advanced to or for the account of Borrower, together with interest at a rate per annum as provided herein, on the dates and in the amounts provided herein.

This Promissory Note (this "Note") is secured by that certain Security Agreement dated as of even date herewith (as amended, modified, renewed, replaced, supplemented, or restated from time to time, the "Security Instrument") from Borrower to Lender, conveying Borrower's interest in certain mobile or manufactured homes situated in Brunswick, Glynn County, Georgia, more particularly described in ***Exhibit A*** of the Security Instrument, and all other property more particularly described in the Security Instrument. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Security Instrument.

Borrower promises to pay interest on the unpaid principal amount of this Note at the rate of four percent (4%) per annum. The entire outstanding unpaid principal amount of this Note, together with any and all accrued unpaid interest thereon and all other Indebtedness (as defined in the Security Instrument), shall be due and payable in full on March 31, 2036 (the "Maturity Date"). Prior to the Maturity Date, Borrower shall make monthly interest-only payments in the amount of Two Thousand Six Hundred Twenty-Five and No/100 Dollars ($2,625.00), payable in arrears by the first (1st) day of the following month. All payments of principal and interest shall be made to Lender in lawful money of the United States in immediately available funds at the address of Lender (or in accordance with written notice from Lender to Borrower).

Borrower may prepay the Principal Sum, in whole or in part, at any time without penalty.

For purposes hereof, an "Event of Default" shall mean (i) Borrower shall be in default in the payment of any principal, interest or other amount due under this Note and such default shall not be cured within five (5) days after written notice from Lender; (ii) Borrower shall be in default in the performance of any non-monetary obligation herein and such default shall not be cured within thirty (30) days after written notice from Lender; or (iii) the occurrence of an Event of Default as defined in the Security Instrument. Upon the occurrence of an Event of Default, Lender shall have the right to declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts due hereunder and under the Security Instrument, at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under the Security Instrument, or at law or in equity. All of the rights, remedies, powers and privileges of Lender provided for in this Note and in the Security Instrument are cumulative of each other and of any and all other such rights at law or in equity.

Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto. Without limiting the generality of the

foregoing, the acceptance by Lender from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Lender to accelerate the maturity of this Note or to exercise any other right or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right or remedy, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

The terms of this Note and the Security Instrument shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrower to assign the Note or the Security Instrument without the prior written consent of Lender. Lender may, at any time, sell, transfer, or assign all or a portion of its interest in this Note and the Security Instrument.

Time is of the essence with respect to Borrower's obligations under this Note. If more than one person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the Security Instrument.

The agreements made by Borrower with respect to this Note and the Security Instrument are expressly limited so that in no event shall the amount of interest received, charged or contracted for by Lender exceed the highest lawful amount of interest permissible under the laws applicable to the Note and the Security Instrument. If at any time performance of any provision of this Note or the Security Instrument results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged or contracted for by Lender shall automatically, and without further action by any party, be deemed to have been reduced to the highest lawful amount of interest then permissible under applicable laws. If Lender shall ever receive, charge or contract for, as interest, an amount which is unlawful, at Lender's election, the amount of unlawful interest shall be refunded to Borrower (if actually paid) or applied to reduce the then unpaid balance of the Principal Sum. To the fullest extent permitted by applicable laws, any amounts contracted for, charged or received under this Note or the Security Instrument included for the purpose of determining whether the interest rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of this Note.

Borrower agrees, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorney's fees actually incurred.

IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT LOCATED IN GLYNN COUNTY, GEORGIA, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THIS NOTE OR THE SECURITY INSTRUMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

[Signatures appear on the following page]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

BORROWER:

GVEST FINANCE LLC,
a North Carolina limited liability company

By:____________________(SEAL)
Name: Raymond M. Gee
Title: CEO

[CORPORATE SEAL]

STATE OF NORTH CAROLINA

CITY/COUNTY OF MECKLENBURG to-wit:

The foregoing instrument was acknowledged before me this 31 day of MARCH, 2021 by Raymond Gee, CEO of Gvest Finance LLC, a North Carolina limited liability company, on behalf of the limited liability company.

[Affix Notarial Seal]

Notary Public Janalyn M Bailey

My Commission Expires: 03/25/2024

JANALYN M BAILEY
Notary Public - North Carolina
Mecklenburg County
My Commission Expires Mar 25, 2024